UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K/A
CURRENT REPORT
Pursuant to section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

BUCKEYE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

DELAWARE	33-60032	62-1518973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Tillman Street, Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (901) 320-8100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7.  REGULATION FD.

Item 7.01.  Regulation FD Disclosure.

The information furnished on exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

SECTION 8.  OTHER EVENTS

Item 8.01  Other Events

On March 23, 2011, Buckeye Technologies Inc. issued a press release correcting and replacing the March 14, 2011 press release concerning our conference call for third quarter 2011.  The first sentence of the press release should read 8:00 a.m. Central (9:00 Eastern).  A copy of the corrected press release is attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release of Buckeye Technologies Inc. dated March 23, 2011. (furnished)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

BUCKEYE TECHNOLOGIES INC.

/s/ Steven G. Dean
Steven G. Dean
Senior Vice President and Chief Financial Officer
March 23, 2011